                                                                   EXHIBIT 10.34


                        SECOND AMENDMENT TO TERM NOTE-COGNOVIT

Cincinnati, Ohio                                                  March 31, 1997

     On September 18, 1995, the undersigned, WHITEFORD FOODS VENTURE, L.P., executed and delivered a Term Note-Cognovit to PNC BANK, OHIO, NATIONAL ASSOCIATION in the principal amount of $385,000, which was subsequently amended as of December 31, 1996 pursuant to an Amendment to Term Note-Cognovit (collectively, the "Note").

     By this Second Amendment to Term Note-Cognovit, the Note hereby is amended as follows:

     The second full paragraph of the Note is deleted in its entirety and the following substituted therefor:

          The principal and interest due hereunder will be payable as follows: principal payments in the amount of $27,500 plus accrued interest thereon will be due and payable commencing on June 30, 1997 and on each September 30, December 31, March 31 and June 30 thereafter until paid in full. Any outstanding but unpaid principal and any accrued but unpaid interest will be paid in full on January 31, 1999 (the "Expiration Date"), or such later date as may be designated by Bank by written notice from Bank to Borrower (it being understood that in no event will Bank be under any obligation to extend or renew this Note beyond the initial or any extended Expiration Date).

     The paragraph on the second page of the Note entitled "VARIABLE RATE" is amended to change the first sentence from "one percent (1%)" to "one-half of one percent (0.5%)".

     Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect, and Borrower hereby expressly reaffirms the confession of judgment provision found in the Note as follows:

Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Bank, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Bank, for the amount of principal and interest and expenses then appearing due from Borrower under this Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Bank may confess judgment against Borrower, and further expressly consents to the payment of legal fees of such attorney-at-law by Bank.

------------------------------------------------------------------------------

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWER OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

------------------------------------------------------------------------------

                              WHITEFORD FOODS VENTURE, L.P.


                              By:/s/ Albert D. Greenaway
                              --------------------------------------
                              Print Name:  Albert D. Greenaway
                                         ---------------------------
                              Title:  President
                                     -------------------------------

ACCEPTED:

PNC BANK, OHIO, NATIONAL ASSOCIATION

By:/s/ Timothy E. Reilly
---------------------------------
Print Name:  Timothy E. Reilly
           ----------------------
Title:  Vice President
       --------------------------

                        SECOND AMENDMENT TO TERM NOTE-COGNOVIT

Cincinnati, Ohio                                                  March 31, 1997

     On September 18, 1995, the undersigned, WHITEFORD FOODS VENTURE, L.P., executed and delivered a Term Note-Cognovit to THE FIFTH THIRD BANK OF WESTERN OHIO, N.A. in the principal amount of $315,000, which was subsequently amended as of December 31, 1996 pursuant to an Amendment to Term Note-Cognovit (collectively, the "Note").

     By this Second Amendment to Term Note-Cognovit, the Note hereby is amended as follows:

     The second full paragraph of the Note is deleted in its entirety and the following substituted therefor:

            The principal and interest due hereunder will be payable as follows: principal payments in the amount of $22,500 plus accrued interest thereon will be due and payable commencing on June 30, 1997 and on each September 30, December 31, March 31 and June 30 thereafter until paid in full. Any outstanding but unpaid principal and any accrued but unpaid interest will be paid in full on January 31, 1999 (the "Expiration Date"), or such later date as may be designated by Bank by written notice from Bank to Borrower (it being understood that in no event will Bank be under any obligation to extend or renew this Note beyond the initial or any extended Expiration Date).

     The paragraph on the second page of the Note entitled "VARIABLE RATE" is amended to change the first sentence from "one percent (1%)" to "one-half of one percent (0.5%)".

     Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect, and Borrower hereby expressly reaffirms the confession of judgment provision found in the Note as follows:

Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Bank, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Bank, for the amount of principal and interest and expenses then appearing due from Borrower under this Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Bank may confess judgment against Borrower, and further expressly consents to the payment of legal fees of such attorney-at-law by Bank.

-------------------------------------------------------------------------------

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWER OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

-------------------------------------------------------------------------------

                              WHITEFORD FOODS VENTURE, L.P.


                              By:/s/ Albert D. Greenaway
                              --------------------------------------
                              Print Name:  Albert D. Greenaway
                                          --------------------------
                              Title:  President
                                     -------------------------------

ACCEPTED:

THE FIFTH THIRD BANK OF WESTERN OHIO, N.A.

By:/s/ Ronald T. Senci
---------------------------------
Print Name:  RONALD T. SENCI
Title:  SENIOR VICE PRESIDENT


                                           -2-